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                                                                    Exhibit 10.7

                                   iPASS INC.
                        2003 EMPLOYEE STOCK PURCHASE PLAN

               ADOPTED BY THE BOARD OF DIRECTORS: JANUARY 15, 2003
                      APPROVED BY STOCKHOLDERS: [_________]

1.       PURPOSE.

         (a) The purpose of the Plan is to provide a means by which Employees of the Company and certain designated Subsidiaries may be given an opportunity to purchase shares of the Common Stock of the Company.

         (b) The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

         (c) The Company intends that the Purchase Rights be considered options issued under an Employee Stock Purchase Plan.

2.       DEFINITIONS.

         (a)      "BOARD" means the Board of Directors of the Company.

         (b)      "COMMON STOCK" means the common stock of the Company.

         (c)      "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means a committee appointed by the Board in accordance with Section 3(c) of the Plan.

         (e)      "COMPANY" means iPass Inc., a Delaware corporation.

         (f) "CONTRIBUTIONS" means the payroll deductions, and other additional payments specifically provided for in the Offering, that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account, if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount through payroll deductions withheld during the Offering.

         (g) "CORPORATE TRANSACTION" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

                  (i) a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company;

                  (ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

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                  (iii)    a merger, consolidation or similar transaction
following which the Company is not the surviving corporation; or

                  (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

         (h)      "DIRECTOR" means a member of the Board.

         (i) "ELIGIBLE EMPLOYEE" means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

         (j) "EMPLOYEE" means any person, including Officers and Directors, who is employed for purposes of Section 423(b)(4) of the Code by the Company or a Subsidiary. Neither service as a Director nor payment of a director's fee shall be sufficient to make an individual an Employee of the Company or a Subsidiary.

         (k) "EMPLOYEE STOCK PURCHASE PLAN" means a plan that grants Purchase Rights intended to be options issued under an "employee stock purchase plan," as that term is defined in Section 423(b) of the Code.

         (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (m) "FAIR MARKET VALUE" means the value of a security, as determined in good faith by the Board. If the security is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of the security, unless otherwise determined by the Board, shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the Trading Day prior to the relevant determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable.

         (n) "OFFERING" means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees.

         (o) "OFFERING DATE" means a date selected by the Board for an Offering to commence.

         (p) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (q) "PARTICIPANT" means an Eligible Employee who holds an outstanding Purchase Right granted pursuant to the Plan.

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         (r)      "PLAN" means this LeapFrog Enterprises, Inc. 2002 Employee
Stock Purchase Plan.

         (s) "PURCHASE DATE" means one or more dates during an Offering established by the Board on which Purchase Rights shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.

         (t) "PURCHASE PERIOD" means a period of time specified within an Offering beginning on the Offering Date or on the next day following a Purchase Date within an Offering and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

         (u) "PURCHASE RIGHT" means an option to purchase shares of Common Stock granted pursuant to the Plan.

         (v) "RELATED CORPORATION" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

         (w) "SUBSIDIARY" means any subsidiary corporation, whether now or hereafter existing, as such term is defined in Section 424(f) of the Code.

         (x)      "SECURITIES ACT" means the Securities Act of 1933, as amended.

         (y) "TRADING DAY" means any day the exchange(s) or market(s) on which shares of Common Stock are listed, whether it be any established stock exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or otherwise, is open for trading.

3.       ADMINISTRATION.

         (a) The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b) The Board (or the Committee) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (i) To determine when and how Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical).

                  (ii) To designate from time to time which Subsidiaries of the Company shall be eligible to participate in the Plan.

                  (iii) To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for the administration of the Plan. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

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                  (iv)     To amend the Plan as provided in Section 15.

                  (v) Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.

         (c) The Board may delegate administration of the Plan to a Committee of the Board composed of one (1) or more members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. If administration is delegated to a Committee, references to the Board in this Plan and in the Offering document shall thereafter be deemed to be to the Board or the Committee, as the case may be.

4.       SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

         (a) SHARE RESERVE. Subject to the provisions of Section 14 relating to capitalization adjustments, the shares of Common Stock that may be sold pursuant to Purchase Rights shall not exceed in the aggregate two million (2,000,000) shares of Common Stock, plus an annual increase to be added on the first day of the fiscal year of the Company for a period of ten (10) years, commencing on the first day of the fiscal year that begins on January 1, 2004 and ending on (and including) the first day of the fiscal year that begins on January 1, 2014 (each such day, a "Calculation Date"), equal to the lesser of
(i) one percent (1%) of the shares of Common Stock outstanding on each such Calculation Date (rounded down to the nearest whole share); or (ii) seven hundred fifty thousand (750,000) shares of Common Stock. Notwithstanding the foregoing, the Board may act, prior to the first day of any fiscal year of the Company, to increase the share reserve by such number of shares of Common Stock as the Board shall determine, which number shall be less than each of (i) and
(ii).

5.       GRANT OF PURCHASE RIGHTS; OFFERING.

         (a) The Board may from time to time grant or provide for the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees in an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9, inclusive.

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         (b)      If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant shall be deemed to apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised.

6.       ELIGIBILITY.

         (a) Purchase Rights may be granted only to Employees of the Company or, as the Board may designate as provided in Section 3(b), to Employees of a Subsidiary. Except as provided in Section 6(b), an Employee shall not be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company or the Subsidiary, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, the Board may provide that no Employee shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee's customary employment with the Company or the Subsidiary is more than twenty (20) hours per week and more than five (5) months per calendar year.

         (b) The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee shall, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering. Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

                  (i) the date on which such Purchase Right is granted shall be the "Offering Date" of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

                  (ii) the period of the Offering with respect to such Purchase Right shall begin on its Offering Date and end coincident with the end of such Offering; and

                  (iii) the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she shall not receive any Purchase Right under that Offering.

         (c) No Employee shall be eligible for the grant of any Purchase Rights under the Plan if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 6(c), the rules of
Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options shall be treated as stock owned by such Employee.

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         (d)      As specified by Section 423(b)(8) of the Code, an Eligible
Employee may be granted Purchase Rights under the Plan only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee's rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, shall be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

         (e) Officers of the Company and any designated Subsidiaries, if they are otherwise Eligible Employees, shall be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

7.       PURCHASE RIGHTS; PURCHASE PRICE.

         (a) On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding fifteen percent (15%) of such Employee's Earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering.

         (b) The Board shall establish one (1) or more Purchase Dates during an Offering as of which Purchase Rights granted pursuant to that Offering shall be exercised and purchases of shares of Common Stock shall be carried out in accordance with such Offering.

         (c) In connection with each Offering made under the Plan, the Board may specify a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering. In connection with each Offering made under the Plan, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any given Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.

         (d) The purchase price of shares of Common Stock acquired pursuant to Purchase Rights shall be not less than the lesser of:

                  (i) an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the Offering Date; or

                                      6.
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                  (ii)     an amount equal to eighty-five percent (85%) of the
Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

8.       PARTICIPATION; WITHDRAWAL; TERMINATION.

         (a) A Participant may elect to authorize payroll deductions pursuant to an Offering under the Plan by completing and delivering to the Company, within the time specified in the Offering, an enrollment form (in such form as the Company may provide). Each such enrollment form shall authorize an amount of Contributions expressed as a percentage of the submitting Participant's Earnings (as defined in each Offering) during the Offering (not to exceed any maximum percentage or amount specified by the Board). Each Participant's Contributions shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. To the extent provided in the Offering, a Participant may begin such Contributions after the beginning of the Offering. To the extent provided in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions.

         (b) During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company may provide. Such withdrawal may be elected at any time prior to the end of the Offering, except as provided otherwise in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated Contributions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the Participant) under the Offering, and such Participant's Purchase Right in that Offering shall thereupon terminate. A Participant's withdrawal from an Offering shall have no effect upon such Participant's eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new enrollment form in order to participate in subsequent Offerings.

         (c) Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately upon a Participant ceasing to be an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or other lack of eligibility. The Company shall distribute to such terminated or otherwise ineligible Employee all of his or her accumulated Contributions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the terminated or otherwise ineligible Employee) under the Offering.

         (d) Purchase Rights shall not be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 13 and, during a Participant's lifetime, shall be exercisable only by such Participant.

         (e) Unless otherwise specified in an Offering, the Company shall have no obligation to pay interest on Contributions.

         (f) Notwithstanding any other provision of this Plan, in connection with the first Offering under this Plan (the "Initial Offering"), each Eligible Employee who is employed on the date the Company's Common Stock is first offered to the public under a registration statement

                                      7.
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declared effective under the Securities Act automatically shall be enrolled in the Initial Offering, with a Purchase Right to purchase up to the number of shares of Common Stock that are purchasable with fifteen percent (15%) of the Eligible Employee's Earnings, subject to any limitations set forth in the Offering. Following the filing of an effective registration statement pursuant to a Form S-8, such Eligible Employee shall be provided a certain period of time, as determined by the Company in its sole discretion, within which to elect to authorize payroll deductions for the purchase of shares during the Initial Offering (which may be for a percentage that is less than fifteen percent (15%) of the Eligible Employee's Earnings). If such Eligible Employee elects not to authorize such payroll deductions, the Eligible Employee instead may purchase shares of Common Stock under the Plan by delivering a single cash payment for the purchase of such shares to the Company or a designated Subsidiary prior to the ten (10) day period (or such shorter period of time as determined by the Company and communicated to Participants) immediately preceding the Purchase Date under the Initial Offering. If an Eligible Employee neither elects to authorize payroll deductions nor chooses to make a cash payment in accordance with the foregoing sentence, then the Eligible Employee shall not purchase any shares of Common Stock during the Initial Offering. After the end of the Initial Offering, in order to participate in any subsequent Offerings, an Eligible Employee must enroll and authorize payroll deductions prior to the commencement of the Offering; provided, however, that once an Eligible Employee enrolls in an Offering and authorizes payroll deductions (including in connection with the Initial Offering), the Eligible Employee automatically shall be enrolled for all subsequent Offerings until he or she elects to withdraw from an Offering, as provided in paragraph (b) above, or terminates his or her participation in the Plan, as provided in paragraph (c) above.

         (g) Notwithstanding any other provision of this Plan to the contrary, if applicable law prevents one or more Participants from making Contributions to the Plan in the form of payroll deductions, then, to the extent provided in the Offering, the Company shall enter into other arrangements with such Participants with respect to their Contributions under the Plan.

9.       EXERCISE.

         (a) On each Purchase Date during an Offering, each Participant's accumulated Contributions shall be applied to the purchase of shares of Common Stock up to the maximum number of shares of Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of Purchase Rights unless specifically provided for in the Offering.

         (b) If any amount of accumulated Contributions remains in a Participant's account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount shall be held in such Participant's account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from such next Offering, as provided in Section 8(b), or is not eligible to participate in such Offering, as provided in Section 6, in which case such amount shall be distributed to such Participant after said final Purchase Date. If the amount of Contributions remaining in a Participant's account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one (1) whole share of Common Stock on the final

                                      8.
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Purchase Date of the Offering, then such remaining amount shall be distributed in full to such Participant at the end of the Offering.

         (c) No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date during any Offering hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Purchase Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised and all Contributions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock) shall be distributed to the Participants.

10.      COVENANTS OF THE COMPANY.

         (a) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Purchase Rights. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of shares of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares of Common Stock upon exercise of such Purchase Rights unless and until such authority is obtained.

11.      USE OF PROCEEDS FROM SHARES OF COMMON STOCK.

         Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights shall constitute general funds of the Company.

12.      RIGHTS AS A STOCKHOLDER.

         A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant's shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

13.      DESIGNATION OF BENEFICIARY.

         (a) A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any, from the Participant's account under the Plan in the event of such Participant's death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash. In addition, a Participant may file a written

                                      9.
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designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death during an Offering.

         (b) The Participant may change such designation of beneficiary at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

14.      ADJUSTMENTS UPON CHANGES IN SECURITIES; CORPORATE TRANSACTIONS.

         (a) If any change is made in the shares of Common Stock, subject to the Plan, or subject to any Purchase Right, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the type(s), class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 4(a), and the outstanding Purchase Rights shall be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such outstanding Purchase Rights. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

         (b) In the event of a Corporate Transaction, then: (i) any surviving or acquiring corporation may continue or assume Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not assume such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then, the Participants' accumulated Contributions shall be used to purchase shares of Common Stock within fifteen (15) days prior to the Corporate Transaction under the ongoing Offering (with such date of purchase constituting a Purchase Date), and the Participants' Purchase Rights under the ongoing Offering shall terminate immediately after such purchase.

15.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 14 relating to adjustments upon changes in securities and except as to amendments solely to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange control or regulatory treatment for Participants or the Company or any Related Corporation, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for

                                      10.

the Plan to satisfy the requirements of Section 423 of the Code or other applicable laws or regulations.

         (b) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans and/or to bring the Plan and/or Purchase Rights into compliance therewith.

         (c) The rights and obligations under any Purchase Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan except: (i) with the consent of the person to whom such Purchase Rights were granted, or (ii) as necessary to comply with any laws or governmental regulations (including, without limitation, the provisions of the Code and the regulations promulgated thereunder relating to Employee Stock Purchase Plans).

16.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board in its discretion may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the shares of Common Stock reserved for issuance under the Plan, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Any benefits, privileges, entitlements and obligations under any Purchase Rights while the Plan is in effect shall not be impaired by suspension or termination of the Plan except (i) as expressly provided in the Plan or with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, regulations, or listing requirements, or (iii) as necessary to ensure that the Plan and/or Purchase Rights comply with the requirements of Section 423 of the Code.

17.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective as determined by the Board, but no Purchase Rights shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

18.      MISCELLANEOUS PROVISIONS.

         (a) The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering shall in any way alter the at will nature of a Participant's employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation, or on the part of the Company or a Related Corporation to continue the employment of a Participant.

         (b) The provisions of the Plan shall be governed by the laws of the State of Delaware without resort to that state's conflicts of laws rules.

                                      11.

                                   iPASS, INC.

                        2003 EMPLOYEE STOCK PURCHASE PLAN
                                  U.S. OFFERING

               ADOPTED BY THE BOARD OF DIRECTORS: JANUARY 15, 2003

         In this document, capitalized terms not otherwise defined shall have the same definitions of such terms as in the iPass, Inc., 2003 Employee Stock Purchase Plan.

1.       GRANT; OFFERING DATE.

         (a) The Board hereby authorizes a series of Offerings pursuant to the terms of this Offering document.

         (b) The first Offering hereunder (the "Initial Offering") shall begin on the date the Company's Common Stock is first offered to the public under a registration statement declared effective under the Securities Act (the "IPO Date") and shall end on April 30, 2004, provided that April 30, 2004 is at least twelve (12) months after the IPO Date, unless terminated earlier as provided below. If April 30, 2004 is not at least twelve (12) months after the IPO Date, then the Initial Offering shall end on October 31, 2004, unless terminated earlier as provided below. After the Initial Offering, an Offering shall begin on the day after the last Purchase Date of the immediately preceding Offering. The first day of an Offering is that Offering's "Offering Date." Except as provided below, each Offering shall be approximately twelve (12) months in duration, with two (2) Purchase Periods which, except for the first Purchase Period of the Initial Offering (which may be six (6) months or may be longer than six (6) months) shall be approximately six (6) months in length. Except as provided below, a Purchase Date is the last day of a Purchase Period or of an Offering, as the case may be. The Initial Offering shall consist of two
(2) Purchase Periods with the first Purchase Period of the Initial Offering ending on October 31, 2003 or April 30, 2004, as applicable.

         (c) Notwithstanding the foregoing: (i) if any Offering Date falls on a day that is not a Trading Day, then such Offering Date shall instead fall on the next subsequent Trading Day, and (ii) if any Purchase Date falls on a day that is not a Trading Day, then such Purchase Date shall instead fall on the immediately preceding Trading Day.

         (d) Prior to the commencement of any Offering, the Board may change any or all terms of such Offering and any subsequent Offerings. The granting of Purchase Rights pursuant to each Offering hereunder shall occur on each respective Offering Date unless prior to such date (i) the Board determines that such Offering shall not occur, or (ii) no shares of Common Stock remain available for issuance under the Plan in connection with the Offering.

         (e) If the Company's accountants advise the Company that the accounting treatment of purchases under the Plan has changed in a manner that the Company determines is detrimental to its best interests, then each Offering hereunder that is then ongoing shall terminate as of the next Purchase Date (after the purchase of stock on such Purchase Date) under such Offering.

                                      12.

2.       ELIGIBLE EMPLOYEES.

         (a) Each Eligible Employee who, on the Offering Date of an Offering hereunder, is (i) an employee of the Company; (ii) an employee of a Subsidiary incorporated in the United States; or (iii) an employee of a Subsidiary that is not incorporated in the United States, provided that the Board or Committee has designated the employees of such Subsidiary as eligible to participate in the Offering, shall be granted a Purchase Right on the Offering Date of such Offering.

         (b) Notwithstanding the foregoing, the following Employees shall not be Eligible Employees or be granted Purchase Rights under an Offering:

                  (i) part-time or seasonal Employees whose customary employment is twenty (20) hours per week or less or five (5) months per calendar year or less;

                  (ii) five percent (5%) stockholders (including ownership through unexercised and/or unvested stock options) as described in Section 6(c) of the Plan; or

                  (iii) Employees in jurisdictions outside of the United States if, as of the Offering Date of the Offering, the grant of such Purchase Rights would not be in compliance with the applicable laws of any jurisdiction in which the Employee resides or is employed.

         (c) Notwithstanding the foregoing, each person who first becomes an Eligible Employee during an Offering shall not be able to participate in such Offering.

3.       PURCHASE RIGHTS.

         (a) Subject to the limitations herein and in the Plan, a Participant's Purchase Right shall permit the purchase of the number of shares of Common Stock purchasable with up to fifteen percent (15%) of such Participant's Earnings paid during the period of such Offering beginning immediately after such Participant first commences participation; provided, however, that no Participant may have more than fifteen percent (15%) of such Participant's Earnings applied to purchase shares of Common Stock under all ongoing Offerings under the Plan and all other plans of the Company and Related Corporations that are intended to qualify as Employee Stock Purchase Plans.

         (b) For Offerings hereunder, "Earnings" means the base compensation paid to a Participant, including all salary, wages (including amounts elected to be deferred by the Participant, that would otherwise have been paid, under any cash or deferred arrangement or other deferred compensation program established by the Company or a Related Corporation), but excluding all overtime pay, commissions, bonuses, and other remuneration paid directly to such Participant, profit sharing, the cost of employee benefits paid for by the Company or a Related Corporation, education or tuition reimbursements, imputed income arising under any Company or Related Corporation group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or a Related Corporation under any employee benefit plan, and similar items of compensation.

                                      13.

         (c) Notwithstanding the foregoing, the maximum number of shares of Common Stock that a Participant may purchase on any Purchase Date in an Offering shall be such number of shares as has a Fair Market Value (determined as of the Offering Date for such Offering) equal to (x) $25,000 multiplied by the number of calendar years in which the Purchase Right under such Offering has been outstanding at any time, minus (y) the Fair Market Value of any other shares of Common Stock (determined as of the relevant Offering Date with respect to such shares) that, for purposes of the limitation of Section 423(b)(8) of the Code, are attributed to any of such calendar years in which the Purchase Right is outstanding. The amount in clause (y) of the previous sentence shall be determined in accordance with regulations applicable under Section 423(b)(8) of the Code based on (i) the number of shares previously purchased with respect to such calendar years pursuant to such Offering or any other Offering under the Plan, or pursuant to any other Company or Related Corporation plans intended to qualify as Employee Stock Purchase Plans, and (ii) the number of shares subject to other Purchase Rights outstanding on the Offering Date for such Offering pursuant to the Plan or any other such Company or Related Corporation Employee Stock Purchase Plan.

         (d) The maximum aggregate number of shares of Common Stock available to be purchased by all Participants under an Offering shall be the number of shares of Common Stock remaining available under the Plan on the Offering Date. If the aggregate purchase of shares of Common Stock upon exercise of Purchase Rights granted under the Offering would exceed the maximum aggregate number of shares available, the Board shall make a pro rata allocation of the shares available in a uniform and equitable manner.

         (e) Notwithstanding the foregoing, the maximum number of shares of Common Stock that an Eligible Employee may purchase on any Purchase Date during any Offering shall not exceed 2,500 shares and the maximum number of shares of Common Stock that all Eligible Employees may purchase in total on any Purchase Date during any Offering shall not exceed 500,000 shares.

4.       PURCHASE PRICE.

         The purchase price of shares of Common Stock under the Offering shall be the lesser of: (i) eighty-five percent (85%) of the Fair Market Value of such shares of Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the Fair Market Value of such shares of Common Stock on the applicable Purchase Date, in each case rounded up to the nearest whole cent per share. For the Initial Offering, the Fair Market Value of the shares of Common Stock at the time when the Offering commences shall be the price per share at which shares are first sold to the public in the Company's initial public offering as specified in the final prospectus for that initial public offering.

5.       PARTICIPATION.

         (a) An Eligible Employee may elect to participate in an Offering on the Offering Date. An Eligible Employee shall elect his or her payroll deduction percentage on such enrollment form as the Company provides. The completed enrollment form must be delivered to the Company prior to the date participation is to be effective, unless a later time for filing the enrollment form is set by the Company for all Eligible Employees with respect to a given

                                      14.

Offering. Payroll deduction percentages must be expressed in whole percentages of Earnings, with a minimum percentage of one percent (1%) and a maximum percentage of fifteen (15%). Except as provided in paragraph (e) below with respect to the Initial Offering, Contributions may be made only by way of payroll deductions.

         (b) A Participant may not increase his or her participation level during a Purchase Period. A Participant may decrease (including a decrease to zero percent (0%)) his or her participation level only once during a Purchase Period. Any such decrease in participation level shall be made by delivering a notice to the Company or a designated Subsidiary in such form as the Company provides prior to the ten (10) day period (or such shorter period of time as determined by the Company and communicated to Participants) immediately preceding the next Purchase Date of the Purchase Period for which it is to be effective.

         (c) A Participant may withdraw from an Offering and receive a refund of his or her Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the Participant on any prior Purchase Date) without interest, at any time prior to the end of the Offering, excluding only each ten (10) day period immediately preceding a Purchase Date (or such shorter period of time determined by the Company and communicated to Participants), by delivering a withdrawal notice to the Company or a designated Subsidiary in such form as the Company provides. A Participant who has withdrawn from an Offering shall not again participate in such Offering, but may participate in subsequent Offerings under the Plan in accordance with the terms of the Plan and the terms of such subsequent Offerings.

         (d) Notwithstanding the foregoing or any other provision of this Offering document or of the Plan to the contrary, neither the enrollment of any Eligible Employee in the Plan nor any forms relating to participation in the Plan shall be given effect until such time as a registration statement covering the registration of the shares under the Plan that are subject to the Offering has been filed by the Company and has become effective.

         (e) Notwithstanding the foregoing or any other provision of this Offering document or of the Plan to the contrary, with respect to the Initial Offering only, each Eligible Employee who is employed on the IPO Date automatically shall be enrolled in the Initial Offering, with a Purchase Right to purchase up to the number of shares of Common Stock that are purchasable with fifteen (15%) of the Eligible Employee's Earnings, subject to the limitations set forth in Section 3(c)-(f) above. Following the filing of an effective registration statement pursuant to a Form S-8, such Eligible Employee shall be provided a certain period of time, as determined by the Company in its sole discretion, within which to elect to authorize payroll deductions for the purchase of shares during the Initial Offering (which may be for a percentage that is less than fifteen (15%) of the Eligible Employee's Earnings). If such Eligible Employee elects not to authorize such payroll deductions, the Eligible Employee instead may purchase shares of Common Stock under the Plan by delivering a single cash payment for the purchase of such shares to the Company or a designated Subsidiary prior to the ten (10) day period (or such shorter period of time as determined by the Company and communicated to Participants) immediately preceding the Purchase Date under the Initial Offering. If an Eligible Employee neither elects to authorize payroll deductions nor chooses to make a cash payment in accordance with the foregoing sentence, then the Eligible Employee shall not purchase any shares of Common Stock during the Initial Offering. After the end of the Initial Offering, in order to

                                      15.

participate in any subsequent Offerings, an Eligible Employee must enroll and authorize payroll deductions prior to the commencement of the Offering, in accordance with paragraph (a) above; provided, however, that once an Eligible Employee enrolls in an Offering and authorizes payroll deductions (including in connection with the Initial Offering), the Eligible Employee automatically shall be enrolled for all subsequent Offerings until he or she elects to withdraw from an Offering pursuant to paragraph (c) above or terminates his or her participation in the Plan.

6.       PURCHASES.

         Subject to the limitations contained herein, on each Purchase Date, each Participant's Contributions (without any increase for interest) shall be applied to the purchase of whole shares, up to the maximum number of shares permitted under the Plan and the Offering.

7.       NOTICES AND AGREEMENTS.

         Any notices or agreements provided for in an Offering or the Plan shall be given in writing, in a form provided by the Company, and unless specifically provided for in the Plan or this Offering, shall be deemed effectively given upon receipt or, in the case of notices and agreements delivered by the Company, five (5) days after deposit in the United States mail, postage prepaid.

8.       EXERCISE CONTINGENT ON STOCKHOLDER APPROVAL.

         The Purchase Rights granted under an Offering are subject to the approval of the Plan by the stockholders of the Company as required for the Plan to obtain treatment as an Employee Stock Purchase Plan.

9.       OFFERING SUBJECT TO PLAN.

         Each Offering is subject to all the provisions of the Plan, and the provisions of the Plan are hereby made a part of the Offering. The Offering is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of an Offering and those of the Plan (including interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan), the provisions of the Plan shall control.

                                      16.

                                   iPASS, INC.

                        2003 EMPLOYEE STOCK PURCHASE PLAN
                             INTERNATIONAL OFFERING

               ADOPTED BY THE BOARD OF DIRECTORS: JANUARY 15, 2003

         In this document, capitalized terms not otherwise defined shall have the same definitions of such terms as in the iPass, Inc., 2003 Employee Stock Purchase Plan.

1.       GRANT; OFFERING DATE.

         (a) The Board hereby authorizes a series of Offerings pursuant to the terms of this Offering document.

         (b) The first Offering hereunder (the "Initial Offering") shall begin on the date the Company's Common Stock is first offered to the public under a registration statement declared effective under the Securities Act (the "IPO Date") and shall end on April 30, 2004, provided that April 30, 2004 is at least twelve (12) months after the IPO Date, unless terminated earlier as provided below. If April 30, 2004 is not at least twelve (12) months after the IPO Date, then the Initial Offering shall end on October 31, 2004, unless terminated earlier as provided below. After the Initial Offering, an Offering shall begin on the day after the last Purchase Date of the immediately preceding Offering. The first day of an Offering is that Offering's "Offering Date." Except as provided below, each Offering shall be approximately twelve (12) months in duration, with two (2) Purchase Periods which, except for the first Purchase Period of the Initial Offering (which may be six (6) months or may be longer than six (6) months) shall be approximately six (6) months in length. Except as provided below, a Purchase Date is the last day of a Purchase Period or of an Offering, as the case may be. The Initial Offering shall consist of two
(2) Purchase Periods with the first Purchase Period of the Initial Offering ending on October 31, 2003 or April 30, 2004, as applicable.

         (c) Notwithstanding the foregoing: (i) if any Offering Date falls on a day that is not a Trading Day, then such Offering Date shall instead fall on the next subsequent Trading Day, and (ii) if any Purchase Date falls on a day that is not a Trading Day, then such Purchase Date shall instead fall on the immediately preceding Trading Day.

         (d) Prior to the commencement of any Offering, the Board may change any or all terms of such Offering and any subsequent Offerings. The granting of Purchase Rights pursuant to each Offering hereunder shall occur on each respective Offering Date unless prior to such date (i) the Board determines that such Offering shall not occur, or (ii) no shares of Common Stock remain available for issuance under the Plan in connection with the Offering.

         (e) If the Company's accountants advise the Company that the accounting treatment of purchases under the Plan has changed in a manner that the Company determines is detrimental to its best interests, then each Offering hereunder that is then ongoing shall terminate as of the next Purchase Date (after the purchase of stock on such Purchase Date) under such Offering.

                                      17.

2.       ELIGIBLE EMPLOYEES.

         (a) Each Eligible Employee who, on the Offering Date of an Offering hereunder, is an employee of a Subsidiary that is not incorporated in the United States, provided that the Board or Committee has designated the employees of such Subsidiary as eligible to participate in the Offering, shall be granted a Purchase Right on the Offering Date of such Offering.

         (b) Notwithstanding the foregoing, the following Employees shall not be Eligible Employees or be granted Purchase Rights under an Offering:

                  (i) five percent (5%) stockholders (including ownership through unexercised and/or unvested stock options) as described in Section 6(c) of the Plan; or

                  (ii) Employees in jurisdictions outside of the United States if, as of the Offering Date of the Offering, the grant of such Purchase Rights would not be in compliance with the applicable laws of any jurisdiction in which the Employee resides or is employed.

         (c) Notwithstanding the foregoing, each person who first becomes an Eligible Employee during an Offering shall not be able to participate in such Offering.

3.       PURCHASE RIGHTS.

         (a) Subject to the limitations herein and in the Plan, a Participant's Purchase Right shall permit the purchase of the number of shares of Common Stock purchasable with up to fifteen percent (15%) of such Participant's Earnings paid during the period of such Offering beginning immediately after such Participant first commences participation; provided, however, that no Participant may have more than fifteen percent (15%) of such Participant's Earnings applied to purchase shares of Common Stock under all ongoing Offerings under the Plan and all other plans of the Company and Related Corporations that are intended to qualify as Employee Stock Purchase Plans.

         (b) For Offerings hereunder, "Earnings" means the base compensation paid to a Participant, including all salary, wages (including amounts elected to be deferred by the Participant, that would otherwise have been paid, under any cash or deferred arrangement or other deferred compensation program established by the Company or a Related Corporation), but excluding all overtime pay, commissions, bonuses, and other remuneration paid directly to such Participant, profit sharing, the cost of employee benefits paid for by the Company or a Related Corporation, education or tuition reimbursements, imputed income arising under any Company or Related Corporation group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or a Related Corporation under any employee benefit plan, and similar items of compensation.

         (c) Notwithstanding the foregoing, the maximum number of shares of Common Stock that a Participant may purchase on any Purchase Date in an Offering shall be such number of shares as has a Fair Market Value (determined as of the Offering Date for such Offering) equal to (x) $25,000 multiplied by the number of calendar years in which the Purchase Right under such Offering has been outstanding at any time, minus (y) the Fair Market Value of any

                                      18.

other shares of Common Stock (determined as of the relevant Offering Date with respect to such shares) that, for purposes of the limitation of Section 423(b)(8) of the Code, are attributed to any of such calendar years in which the Purchase Right is outstanding. The amount in clause (y) of the previous sentence shall be determined in accordance with regulations applicable under Section 423(b)(8) of the Code based on (i) the number of shares previously purchased with respect to such calendar years pursuant to such Offering or any other Offering under the Plan, or pursuant to any other Company or Related Corporation plans intended to qualify as Employee Stock Purchase Plans, and (ii) the number of shares subject to other Purchase Rights outstanding on the Offering Date for such Offering pursuant to the Plan or any other such Company or Related Corporation Employee Stock Purchase Plan.

         (d) The maximum aggregate number of shares of Common Stock available to be purchased by all Participants under an Offering shall be the number of shares of Common Stock remaining available under the Plan on the Offering Date. If the aggregate purchase of shares of Common Stock upon exercise of Purchase Rights granted under the Offering would exceed the maximum aggregate number of shares available, the Board shall make a pro rata allocation of the shares available in a uniform and equitable manner.

         (e) Notwithstanding the foregoing, the maximum number of shares of Common Stock that an Eligible Employee may purchase on any Purchase Date during any Offering shall not exceed 2,500 shares and the maximum number of shares of Common Stock that all Eligible Employees may purchase in total on any Purchase Date during any Offering shall not exceed 500,000 shares.

4.       PURCHASE PRICE.

         The purchase price of shares of Common Stock under the Offering shall be the lesser of: (i) eighty-five percent (85%) of the Fair Market Value of such shares of Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the Fair Market Value of such shares of Common Stock on the applicable Purchase Date, in each case rounded up to the nearest whole cent per share. For the Initial Offering, the Fair Market Value of the shares of Common Stock at the time when the Offering commences shall be the price per share at which shares are first sold to the public in the Company's initial public offering as specified in the final prospectus for that initial public offering.

5.       PARTICIPATION.

         (a) An Eligible Employee may elect to participate in an Offering on the Offering Date. An Eligible Employee shall elect his or her payroll deduction percentage on such enrollment form as the Company provides. The completed enrollment form must be delivered to the Company prior to the date participation is to be effective, unless a later time for filing the enrollment form is set by the Company for all Eligible Employees with respect to a given Offering. Payroll deduction percentages must be expressed in whole percentages of Earnings, with a minimum percentage of one percent (1%) and a maximum percentage of fifteen (15%). Except as provided in paragraph (e) below with respect to the Initial Offering, Contributions may be made only by way of payroll deductions.

                                      19.

         (b) A Participant may not increase his or her participation level during a Purchase Period. A Participant may decrease (including a decrease to zero percent (0%)) his or her participation level only once during a Purchase Period. Any such decrease in participation level shall be made by delivering a notice to the Company or a designated Subsidiary in such form as the Company provides prior to the ten (10) day period (or such shorter period of time as determined by the Company and communicated to Participants) immediately preceding the next Purchase Date of the Purchase Period for which it is to be effective.

         (c) A Participant may withdraw from an Offering and receive a refund of his or her Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the Participant on any prior Purchase Date) without interest, at any time prior to the end of the Offering, excluding only each ten (10) day period immediately preceding a Purchase Date (or such shorter period of time determined by the Company and communicated to Participants), by delivering a withdrawal notice to the Company or a designated Subsidiary in such form as the Company provides. A Participant who has withdrawn from an Offering shall not again participate in such Offering, but may participate in subsequent Offerings under the Plan in accordance with the terms of the Plan and the terms of such subsequent Offerings.

         (d) Notwithstanding the foregoing or any other provision of this Offering document or of the Plan to the contrary, neither the enrollment of any Eligible Employee in the Plan nor any forms relating to participation in the Plan shall be given effect until such time as a registration statement covering the registration of the shares under the Plan that are subject to the Offering has been filed by the Company and has become effective.

         (e) Notwithstanding the foregoing or any other provision of this Offering document or of the Plan to the contrary, with respect to the Initial Offering only, each Eligible Employee who is employed on the IPO Date automatically shall be enrolled in the Initial Offering, with a Purchase Right to purchase up to the number of shares of Common Stock that are purchasable with fifteen (15%) of the Eligible Employee's Earnings, subject to the limitations set forth in Section 3(c)-(f) above. Following the filing of an effective registration statement pursuant to a Form S-8, such Eligible Employee shall be provided a certain period of time, as determined by the Company in its sole discretion, within which to elect to authorize payroll deductions for the purchase of shares during the Initial Offering (which may be for a percentage that is less than fifteen (15%) of the Eligible Employee's Earnings). If such Eligible Employee elects not to authorize such payroll deductions, the Eligible Employee instead may purchase shares of Common Stock under the Plan by delivering a single cash payment for the purchase of such shares to the Company or a designated Subsidiary prior to the ten (10) day period (or such shorter period of time as determined by the Company and communicated to Participants) immediately preceding the Purchase Date under the Initial Offering. If an Eligible Employee neither elects to authorize payroll deductions nor chooses to make a cash payment in accordance with the foregoing sentence, then the Eligible Employee shall not purchase any shares of Common Stock during the Initial Offering. After the end of the Initial Offering, in order to participate in any subsequent Offerings, an Eligible Employee must enroll and authorize payroll deductions prior to the commencement of the Offering, in accordance with paragraph (a) above; provided, however, that once an Eligible Employee enrolls in an Offering and authorizes payroll deductions (including in connection with the Initial Offering), the Eligible Employee automatically shall be enrolled for all subsequent Offerings until he or she elects to withdraw

                                      20.

from an Offering pursuant to paragraph (c) above or terminates his or her participation in the Plan.

6.       PURCHASES.

         Subject to the limitations contained herein, on each Purchase Date, each Participant's Contributions (without any increase for interest) shall be applied to the purchase of whole shares, up to the maximum number of shares permitted under the Plan and the Offering.

7.       NOTICES AND AGREEMENTS.

         Any notices or agreements provided for in an Offering or the Plan shall be given in writing, in a form provided by the Company, and unless specifically provided for in the Plan or this Offering, shall be deemed effectively given upon receipt or, in the case of notices and agreements delivered by the Company, five (5) days after deposit in the United States mail, postage prepaid.

8.       EXERCISE CONTINGENT ON STOCKHOLDER APPROVAL.

         The Purchase Rights granted under an Offering are subject to the approval of the Plan by the stockholders of the Company as required for the Plan to obtain treatment as an Employee Stock Purchase Plan.

9.       OFFERING SUBJECT TO PLAN.

         Each Offering is subject to all the provisions of the Plan, and the provisions of the Plan are hereby made a part of the Offering. The Offering is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of an Offering and those of the Plan (including interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan), the provisions of the Plan shall control.

                                      21.